UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 23, 2006

THE HOME DEPOT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8207	95-3261426
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

2455 Paces Ferry Road, N.W. Atlanta, Georgia 30339

(Address of Principal Executive Offices) (Zip Code)

(770) 433-8211

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events.	2
Item 9.01 Financial Statements and Exhibits.	2
SIGNATURE	3
EXHIBIT INDEX	4
EX-23.1 Consent of Independent Registered Public Accounting Firm
EX-99.1 The Home Depot, Inc. Audited Consolidated Financial Statements
EX-99.2 Press Release of The Home Depot, Inc. dated June 16, 2006

Item 8.01.              Other Events.

Segment Reporting

As previously disclosed, The Home Depot, Inc. (the “Company”) began to report its results of operations in two segments during the first quarter of fiscal year 2006 as a result of the purchase of Hughes Supply, Inc., which significantly increased the size of Home Depot Supply and resulted in changes to the Company’s internal reporting and management structure.   The Company now reports its results in two segments, Retail and Supply.

As required by Statement of Financial Accounting Standards (SFAS) No. 131, consolidated financial statements issued by the Company in the future will reflect modifications to the Company's reportable segment information resulting from the changes described above, including reclassification of all comparative prior period segment information.

The consolidated financial statements filed as Exhibit 99.1 hereto include corresponding segment information for prior periods on a comparative basis.  The information presented affects only segment disclosures and does not in any way restate or revise the financial position, results of operations or cash flows in previously filed statements of earnings, balance sheets or statements of cash flows.  Except as noted above, the consolidated financial statements remain unchanged from the consolidated financial statements that were filed in the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2006.  The additional segment information has no material impact on the disclosure in the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations presented in the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2006 and has no material impact on the disclosure in the description of Business.

Stock Option Practices

As disclosed on June 16, 2006, the Company conducted a review of its stock option grant practices and procedures since 1996.  A copy of this press release is filed as Exhibit 99.2 hereto.  On June 23, 2006, the Company was notified by the staff of the Securities and Exchange Commission that it had initiated an informal inquiry in connection with the Company’s disclosure.  The Company intends to fully cooperate with the SEC staff. Although the Company cannot predict the outcome of this matter, it does not expect that this informal inquiry will have a material adverse effect on the Company's consolidated financial position or its results of operations.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained herein, including any statements related to Net Sales growth, impact of cannibalization, commodity price inflation and deflation, implementation of store initiatives, protection of intellectual property rights, Net Earnings performance, including Depreciation expense, earnings per share, stock-based compensation expense, store openings and closures, capital allocation and expenditures, the effect of adopting certain accounting standards, margins, return on invested capital, the growth of Home Depot Supply, our ability to successfully operate in a non-retail industry, management of our purchasing or customer credit policies, strategic direction and the demand for our products and services, constitute "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on currently available information and are based on our current expectations and projections about future events. These statements are subject to risks and uncertainties that could cause actual results to differ materially from our historical experience and expectations. These risks and uncertainties include, but are not limited to: economic conditions in North America; changes in our cost structure; the availability of sourcing channels consistent with our strategy of differentiation; conditions affecting new store development, such as our ability to find suitable store locations and obtain required permits; conditions affecting customer transactions and average ticket, including, but not limited to, weather conditions; the success of our technology initiatives in improving and streamlining operations and customers' in-store experience; our ability to identify and respond to evolving trends in demographics and consumer preferences; our ability to design stores that appeal to customers; the costs of redesigning stores in light of evolving customer expectations; the success of new store formats and businesses; the relative success of our expansion strategy, including our ability to identify acquisition opportunities, particularly in markets outside the United States, and our ability to complete acquisitions on financially attractive terms and integrate them with our other businesses; our ability to successfully integrate Hughes Supply, Inc. with our other businesses; our ability to create appropriate distribution channels for key sales platforms; our ability to successfully execute our on-line strategy; our ability to attract, train and retain highly qualified associates; the impact of new accounting standards; the impact of competition; and decisions by management related to possible asset impairments, regulations, government inquiries or investigations and litigation matters. Undue reliance should not be placed on such forward-looking statements as they speak only as of the date hereof and we undertake no obligation to update these statements to reflect subsequent events or circumstances. Additional information regarding these and other risks and uncertainties is contained in our periodic filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended January 29, 2006.

Item 9.01.              Financial Statements and Exhibits.

Exhibit	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1	The Home Depot, Inc. Audited Consolidated Financial Statements
99.2	Press Release of The Home Depot, Inc. dated June 16, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                THE HOME DEPOT, INC.

By:	/s/ Carol B. Tomé
Name: Carol B. Tomé
Title: Executive Vice President &
Chief Financial Officer

Date:  June 23, 2006

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1	The Home Depot, Inc. Audited Consolidated Financial Statements
99.2	Press Release of The Home Depot, Inc. dated June 16, 2006